Amounts receivable (Tables)	6 Months Ended
Feb. 29, 2024
Amounts Receivable
Schedule of amounts receivables

	February 29, 2024	August 31, 2023
Receivable from precious metal sales	$-	$488
Sales tax receivable(1)	4,491	5,554
Other	64	46
	4,555	6,088
Less: Long-term portion	(3,328)	(2,948)
Total amounts receivable	$1,227	$3,140

(1)	Sales tax receivables consist of harmonized services tax and value added tax ("VAT") due from Canadian and Tanzanian tax authorities, respectively. Tanzanian tax regulations allow for VAT receivable to be refunded or set-off against other taxes due to the Tanzania Revenue Authority ("TRA"). The Company has historically experienced delays in receiving payment or confirmation of offset against other taxes. The Company is in communication with the TRA and there is an expectation for either cash payments or offsetting of VAT receivable against other taxes in the future. VAT which the Company does not expect to recover within the next 12 months has been classified as long-term assets.